Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401
Jensen Global Quality Growth Fund (the “Fund”)
A series of Trust for Professional Managers

Supplement dated July 8, 2026
to the Summary Prospectus, Prospectus and Statement of Additional Information (the “SAI”)
dated September 30, 2025, as supplemented

This supplement makes the following amendments to disclosures in the Fund’s Summary Prospectus, Prospectus and SAI:

Effective June 25, 2026 (“Effective Date”), Jannis Fingberg no longer serves as a Portfolio Manager for the Fund. Accordingly, as of the Effective Date, all references and information relating to Mr. Fingberg as a Portfolio Manager in the Fund’s Summary Prospectus, Prospectus and SAI are hereby removed. Robert D. McIver, Allen T. Bond and Jeffrey D. Wilson continue to serve as Portfolio Managers of the Fund.

Please retain this supplement with your Summary Prospectus, Prospectus and SAI